Exhibit 99.1
Proterra, a Leading Innovator in Commercial Vehicle Electrification Technology, to debut on Nasdaq today
Proterra begins trading on the Nasdaq Global Select Market today after completing business combination with ArcLight Clean Transition Corp.
More than $640 million raised to fund growth initiatives, including next-generation battery program
With more than 600 vehicles on the road and its industry-leading battery systems proven over 20 million service miles driven, Proterra positioned to accelerate electrification of commercial vehicle market as a public company
BURLINGAME, Calif., June 15, 2021 – Proterra Inc (“Proterra” or the “Company”), a leading innovator in commercial vehicle electrification technology, today announced that its shares of common stock and warrants will begin trading on the Nasdaq Global Select Market today under the new ticker symbols “PTRA” and “PTRAW,” respectively. This follows the completion of the Company’s previously announced business combination with ArcLight Clean Transition Corp. (Nasdaq: ACTCU, ACTC and ACTW) (“ArcLight”), a special purpose acquisition company, that resulted in Proterra becoming a publicly-listed company. ArcLight shareholders approved the combination at an extraordinary general meeting on June 11, 2021.
The Company has raised more than $640 million in cash from the business combination with ArcLight to fund growth initiatives, including R&D and its next-generation battery program. As a public company, Proterra is well-positioned to deliver on its mission to enable the electrification of commercial vehicles, helping to reduce pollution and protect public health while combating the global climate crisis.
“As demand for zero-emission solutions continues to grow around the globe, we are proud to be meeting our customers’ needs with our industry-leading EV technology,” said Proterra CEO Jack Allen. “Today’s milestone is a testament to the hard work of our team and the support of our valued customers, partners and investors. We are excited to build on the strong foundation we have created over the past decade and begin this new chapter as a publicly-traded EV technology leader. We remain focused on advancing our EV technology to power the world’s best performing commercial vehicles, and believe today is a major step forward in our ability to accelerate these initiatives.”
“We are pleased to have completed our business combination with Proterra,” said Jake Erhard, the former President and CEO of ArcLight, and a Director of Proterra. “As a leader in EV technology, Proterra has significant opportunities ahead for value creation, and we are excited about the Company’s prospects as it enters the next phase of growth.”
Proterra operates manufacturing facilities in California and South Carolina, as well as a state-of-the-art R&D lab in Silicon Valley. With more than 600 vehicles on the road today, the Company’s industry-leading battery systems have been proven through approximately 20 million service miles driven, and validated through partnerships with world-class commercial vehicle manufacturers to electrify delivery vehicles, construction equipment, school buses, coach buses, and more. To date, Proterra has produced and delivered more than 300 megawatt-hours of battery systems and installed 46 megawatts of charging systems. Its fleet of zero-emission, electric transit buses have displaced more than 100 million pounds of CO2 tailpipe emissions.

Proterra will be ringing the closing bell at Nasdaq on June 16 to celebrate the company’s public listing. A live stream of the event can be viewed by visiting: https://www.nasdaq.com/marketsite/bell-ringing-ceremony
Advisors
BofA Securities acted as lead financial advisor and Fenwick & West LLP and Latham & Watkins LLP acted as legal counsel to Proterra. Barclays acted as M&A advisor, Citigroup acted as M&A and Capital Markets advisor, and Kirkland & Ellis LLP served as legal counsel to ArcLight Clean Transition Corp. Morgan Stanley & Co. LLC and Barclays acted as lead placement agents, and BofA Securities acted as joint placement agent for ArcLight Clean Transition Corp.
About Proterra
Proterra is a leader in the design and manufacture of zero-emission electric transit vehicles and EV technology solutions for commercial applications. With industry-leading durability and energy efficiency based on rigorous U.S. independent testing, Proterra products are proudly designed, engineered and manufactured in America, with offices in Silicon Valley, South Carolina, and Los Angeles County. For more information, visit: http://www.proterra.com and follow us on Twitter @Proterra_Inc.
About ArcLight Clean Transition Corp.
Prior to the business combination, ArcLight Clean Transition Corp., led by Chairman Daniel Revers and President and Chief Executive Officer Jake Erhard, focused on market leading companies that facilitate the decarbonization of industrial, government and consumer segments, and targeted large addressable markets with differentiated technology and sustainable competitive advantages that enable the creation of substantial long-term value for shareholders. ArcLight prioritized companies led by experienced management teams that embrace the potential to utilize ArcLight’s industry experience to maximize the value to shareholders.
Forward-Looking Statements
Certain statements in this press release may be considered forward-looking statements. Forward-looking statements are statements that are not historical facts and generally relate to future events or the Company’s future financial or other performance metrics. In some cases, you can identify forward-looking statements by terminology such as “believe,” “may,” “will,” “potentially,” “estimate,” “continue,” “anticipate,” “intend,” “could,” “would,” “project,” “target,” “plan,” “expect,” or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements, including statements regarding the Company’s mission, growth and prospects,  are subject to risks and uncertainties, which could cause actual results to differ materially from those expressed or implied by such forward looking statements. New risks and uncertainties may emerge from time to time, and it is not possible to predict all risks and uncertainties. These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by the Company and its management, are inherently uncertain and subject to material change. Factors that may cause actual results to differ materially from current expectations include, but are not limited to, various factors beyond management’s control, including general economic conditions and other risks, uncertainties and factors set forth in the Company’s filings with the Securities and Exchange Commission (SEC), including the registration statement on Form S-4 filed by ArcLight in connection with the business combination, as well as factors associated with companies, such as the Company, that are engaged in commercial electric vehicle technology, including anticipated trends, growth rates, and challenges in those businesses and in the markets in which they operate; macroeconomic conditions related to the global COVID-19 pandemic; trends with respect to government funding for public transit; the willingness of corporate and other public transportation providers to adopt and fund the purchase of electric vehicles for mass transit; expected adoption of electrification technologies for commercial vehicles; the size and growth of the market for alternative energy vehicles in general and medium-and heavy-duty electric vehicles, including transit buses and other commercial vehicles, in particular; the effects of increased competition; the ability to stay in compliance with laws and regulations that currently apply or become applicable to the commercial electric vehicle technology business and government contractors; the failure to realize the anticipated benefits of the business combination; and the ability of Company to issue equity or equity-linked securities or obtain debt in the future. Nothing in this press release should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements in this press release, which speak only as of the date they are made and are qualified in their entirety by reference to the cautionary statements herein. The Company expressly disclaims any obligations or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the Company’s expectations with respect thereto or any change in events, conditions or circumstances on which any statement is based.
Contacts
Proterra
For Media
Shane Levy
Proterra Corporate Communications
PR@proterra.com
201-679-9507
For Investors
Aaron Chew
Vice President of Investor Relations, Proterra
ir@proterra.com
650-231-4110
ArcLight
Marco F. Gatti
mgatti@arclightcapital.com
617-531-6369